Exhibit 99.2

Three months and six months ended June 30, 2026

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	4
Consolidated Statements of Income	6
Consolidated Balance Sheets	8
Consolidated Statement of Cash Flows	10
2026E Guidance	12
Derivatives	13
Non-GAAP Reconciliations	14
Definitions	15
Adjusted Net Income	16
Adjusted EBITDA	18
Adjusted Free Cash Flow	20
Recurring General and Administrative Expenses	22

Production Volumes by Asset Area: Three months ended June 30, 2026

Production Volumes

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Natural gas (Mcf/day)
Utica & Marcellus	755,485	736,420
SCOOP	122,873	154,939
Total	878,358	891,359
Oil and condensate (Bbl/day)
Utica & Marcellus	3,080	6,135
SCOOP	1,123	1,708
Total	4,203	7,843
NGL (Bbl/day)
Utica & Marcellus	4,331	4,555
SCOOP	5,531	6,759
Total	9,862	11,313
Combined (Mcfe/day)
Utica & Marcellus	799,955	800,557
SCOOP	162,798	205,742
Total	962,753	1,006,299

Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Six months ended June 30, 2026

Production Volumes

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Natural gas (Mcf/day)
Utica & Marcellus	769,093	711,829
SCOOP	122,896	152,907
Total	891,988	864,735
Oil and condensate (Bbl/day)
Utica & Marcellus	2,808	5,005
SCOOP	1,164	1,565
Total	3,972	6,570
NGL (Bbl/day)
Utica & Marcellus	5,075	4,028
SCOOP	5,568	6,614
Total	10,643	10,641
Combined (Mcfe/day)
Utica & Marcellus	816,391	766,023
SCOOP	163,284	201,979
Total	979,675	968,002

Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended June 30, 2026

The following table summarizes production and related pricing for the three months ended June 30, 2026, as compared to such data for the three months ended June 30, 2025:

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Natural gas sales
Natural gas production volumes (MMcf)	79,931	81,114
Natural gas production volumes (MMcf) per day	878	891
Total sales	$198,253	$241,236
Average price without the impact of derivatives ($/Mcf)	$2.48	$2.97
Impact from settled derivatives ($/Mcf)	$0.52	$0.22
Average price, including settled derivatives ($/Mcf)	$3.00	$3.19

Oil and condensate sales
Oil and condensate production volumes (MBbl)	382	714
Oil and condensate production volumes (MBbl) per day	4	8
Total sales	$32,841	$41,543
Average price without the impact of derivatives ($/Bbl)	$85.86	$58.20
Impact from settled derivatives ($/Bbl)	$(13.50)	$3.38
Average price, including settled derivatives ($/Bbl)	$72.36	$61.58

NGL sales
NGL production volumes (MBbl)	897	1,030
NGL production volumes (MBbl) per day	10	11
Total sales	$30,459	$28,736
Average price without the impact of derivatives ($/Bbl)	$33.94	$27.91
Impact from settled derivatives ($/Bbl)	$(0.64)	$(0.26)
Average price, including settled derivatives ($/Bbl)	$33.30	$27.65

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	87,610	91,573
Natural gas equivalents (MMcfe) per day	963	1,006
Total sales	$261,553	$311,515
Average price without the impact of derivatives ($/Mcfe)	$2.99	$3.40
Impact from settled derivatives ($/Mcfe)	$0.40	$0.21
Average price, including settled derivatives ($/Mcfe)	$3.39	$3.61

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.23	$0.19
Average taxes other than income ($/Mcfe)	$0.08	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.97	$0.94
Total lease operating expenses, taxes other than income and midstream costs ($/Mcfe)	$1.28	$1.22

Totals may not sum or recalculate due to rounding.

Production and Pricing: Six months ended June 30, 2026

The following table summarizes production and related pricing for the six months ended June 30, 2026, as compared to such data for the six months ended June 30, 2025:

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Natural gas sales
Natural gas production volumes (MMcf)	161,450	156,517
Natural gas production volumes (MMcf) per day	892	865
Total sales	$597,783	$522,742
Average price without the impact of derivatives ($/Mcf)	$3.70	$3.34
Impact from settled derivatives ($/Mcf)	$(0.09)	$0.05
Average price, including settled derivatives ($/Mcf)	$3.61	$3.39

Oil and condensate sales
Oil and condensate production volumes (MBbl)	719	1,189
Oil and condensate production volumes (MBbl) per day	4	7
Total sales	$55,179	$72,802
Average price without the impact of derivatives ($/Bbl)	$76.76	$61.22
Impact from settled derivatives ($/Bbl)	$(9.43)	$2.46
Average price, including settled derivatives ($/Bbl)	$67.33	$63.68

NGL sales
NGL production volumes (MBbl)	1,926	1,926
NGL production volumes (MBbl) per day	11	11
Total sales	$61,936	$59,553
Average price without the impact of derivatives ($/Bbl)	$32.15	$30.92
Impact from settled derivatives ($/Bbl)	$0.10	$(0.85)
Average price, including settled derivatives ($/Bbl)	$32.25	$30.07

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	177,321	175,208
Natural gas equivalents (MMcfe) per day	980	968
Total sales	$714,898	$655,097
Average price without the impact of derivatives ($/Mcfe)	$4.03	$3.74
Impact from settled derivatives ($/Mcfe)	$(0.12)	$0.05
Average price, including settled derivatives ($/Mcfe)	$3.91	$3.79

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.25	$0.22
Average taxes other than income ($/Mcfe)	$0.09	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.99	$0.97
Total lease operating expenses, taxes other than income and midstream costs ($/Mcfe)	$1.33	$1.26

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended June 30, 2026

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
REVENUES:
Natural gas sales	$198,253	$241,236
Oil and condensate sales	32,841	41,543
Natural gas liquid sales	30,459	28,736
Net gain on natural gas, oil and NGL derivatives	61,675	136,101
Total revenues	323,228	447,616
OPERATING EXPENSES:
Lease operating expenses	19,831	17,628
Taxes other than income	7,374	7,556
Transportation, gathering, processing and compression	84,626	86,508
Depreciation, depletion and amortization	73,053	73,643
General and administrative expenses	10,661	10,926
Accretion expense	618	587
Total operating expenses	196,163	196,848
INCOME FROM OPERATIONS	127,065	250,768
OTHER EXPENSE:
Interest expense	15,792	13,731
Other, net	155	901
Total other expense	15,947	14,632
INCOME BEFORE INCOME TAXES	111,118	236,136
INCOME TAX (BENEFIT) EXPENSE:
Current	(244)	274
Deferred	24,260	51,396
Total income tax expense	24,016	51,670
NET INCOME	$87,102	$184,466
Dividends on preferred stock	—	(804)
Participating securities - preferred stock	—	(20,622)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$87,102	$163,040
NET INCOME PER COMMON SHARE:
Basic	$4.87	$9.21
Diluted	$4.85	$9.12
Weighted average common shares outstanding—Basic	17,895	17,707
Weighted average common shares outstanding—Diluted	17,945	17,907

Consolidated Statements of Income: Six months ended June 30, 2026

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
REVENUES:
Natural gas sales	$597,783	$522,742
Oil and condensate sales	55,179	72,802
Natural gas liquid sales	61,936	59,553
Net gain (loss) on natural gas, oil and NGL derivatives	45,862	(10,447)
Total revenues	760,760	644,650
OPERATING EXPENSES:
Lease operating expenses	44,287	37,911
Taxes other than income	16,558	14,182
Transportation, gathering, processing and compression	175,193	169,378
Depreciation, depletion and amortization	148,483	139,265
General and administrative expenses	20,369	19,927
Accretion expense	1,216	1,205
Total operating expenses	406,106	381,868
INCOME FROM OPERATIONS	354,654	262,782
OTHER EXPENSE:
Interest expense	31,178	27,087
Other, net	1,853	199
Total other expense	33,031	27,286
INCOME BEFORE INCOME TAXES	321,623	235,496
INCOME TAX EXPENSE:
Current	826	105
Deferred	67,873	51,389
Total income tax expense	68,699	51,494
NET INCOME	$252,924	$184,002
Dividends on preferred stock	—	(1,666)
Participating securities - preferred stock	—	(20,385)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$252,924	$161,951
NET INCOME PER COMMON SHARE:
Basic	$13.88	$9.10
Diluted	$13.82	$9.01
Weighted average common shares outstanding—Basic	18,222	17,793
Weighted average common shares outstanding—Diluted	18,306	18,009

Consolidated Balance Sheets

(In thousands)

	June 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,054	$1,813
Accounts receivable—oil, natural gas, and natural gas liquids sales	114,376	184,649
Accounts receivable—joint interest and other	13,643	9,282
Prepaid expenses and other current assets	9,566	7,952
Short-term derivative instruments	82,220	45,155
Total current assets	220,859	248,851
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	4,217,986	3,902,539
Unproved properties	286,051	232,959
Other property and equipment	14,136	13,008
Total property and equipment	4,518,173	4,148,506
Less: accumulated depletion, depreciation and amortization	(2,016,730)	(1,868,481)
Total property and equipment, net	2,501,443	2,280,025
Other assets:
Long-term derivative instruments	34,119	15,303
Deferred tax asset	397,865	465,738
Operating lease assets	153	561
Other assets	16,575	19,062
Total other assets	448,712	500,664
Total assets	$3,171,014	$3,029,540

Consolidated Balance Sheets

(In thousands, except share data)

	June 30, 2026	December 31, 2025
	(Unaudited)
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$367,021	$342,382
Short-term derivative instruments	16,073	21,865
Current portion of operating lease liabilities	148	550
Total current liabilities	383,242	364,797
Non-current liabilities:
Long-term derivative instruments	3,810	8,916
Asset retirement obligation	34,426	32,912
Non-current operating lease liabilities	5	10
Long-term debt	922,257	788,187
Total non-current liabilities	960,498	830,025
Total liabilities	$1,343,740	$1,194,822
Commitments and contingencies (Note 9)
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 17.7 million issued and outstanding at June 30, 2026, and 18.8 million issued and outstanding at December 31, 2025	2	2
Additional paid-in capital	—	—
Retained earnings	1,827,704	1,834,716
Treasury stock, at cost - 2.5 thousand shares at June 30, 2026 and 0 shares at December 31, 2025	(432)	—
Total stockholders’ equity	$1,827,274	$1,834,718
Total liabilities and stockholders’ equity	$3,171,014	$3,029,540

Consolidated Statement of Cash Flows: Three months ended June 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Cash flows from operating activities:
Net income	$87,102	$184,466
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	73,053	73,643
Net gain on derivative instruments	(61,675)	(136,101)
Net cash receipts on settled derivative instruments	35,837	19,440
Deferred income tax expense	24,260	51,396
Stock-based compensation expense	2,692	3,263
Other, net	1,850	2,059
Changes in operating assets and liabilities, net	(13,190)	33,237
Net cash provided by operating activities	149,929	231,403
Cash flows from investing activities:
Additions to oil and natural gas properties	(174,954)	(144,769)
Other, net	(596)	(419)
Net cash used in investing activities	(175,550)	(145,188)
Cash flows from financing activities:
Principal payments on Credit Facility	(259,000)	(286,000)
Borrowings on Credit Facility	357,000	306,000
Early retirement of 2026 Senior Notes	—	(25,702)
Dividends on preferred stock	—	(804)
Repurchase of common stock under Repurchase Program	(72,591)	(51,691)
Repurchase of common stock under Repurchase Program - related party	—	(15,000)
Net cash payments on performance vesting restricted stock units	—	(12,297)
Shares exchanged for tax withholdings	(935)	(2,266)
Other, net	(720)	(3)
Net cash provided by (used in) financing activities	23,754	(87,763)
Net change in cash and cash equivalents	(1,867)	(1,548)
Cash and cash equivalents at beginning of period	2,921	5,342
Cash and cash equivalents at end of period	$1,054	$3,794

Consolidated Statement of Cash Flows: Six months ended June 30, 2026

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Cash flows from operating activities:
Net income	$252,924	$184,002
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	148,483	139,265
Net (gain) loss on derivative instruments	(45,862)	10,447
Net cash (payments) receipts on settled derivative instruments	(20,917)	9,550
Deferred income tax expense	67,873	51,389
Stock-based compensation expense	2,888	6,303
Other, net	3,814	3,850
Changes in operating assets and liabilities, net	33,644	3,877
Net cash provided by operating activities	442,847	408,683
Cash flows from investing activities:
Additions to oil and natural gas properties	(312,787)	(253,000)
Other, net	(1,177)	(965)
Net cash used in investing activities	(313,964)	(253,965)
Cash flows from financing activities:
Principal payments on Credit Facility	(799,000)	(414,000)
Borrowings on Credit Facility	932,000	431,000
Early retirement of 2026 Senior Notes	—	(25,702)
Dividends on preferred stock	—	(1,666)
Repurchase of common stock under Repurchase Program	(225,104)	(109,500)
Repurchase of common stock under Repurchase Program - related party	(17,239)	(15,000)
Net cash payments on performance vesting restricted stock units	—	(12,297)
Shares exchanged for tax withholdings	(19,579)	(5,228)
Other, net	(720)	(4)
Net cash used in financing activities	(129,642)	(152,397)
Net change in cash and cash equivalents	(759)	2,321
Cash and cash equivalents at beginning of period	1,813	1,473
Cash and cash equivalents at end of period	$1,054	$3,794

2026E Guidance

Gulfport’s 2026 guidance assumes commodity strip prices as of July 15, 2026, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2026
	Low	High
Production
Average daily gas equivalent (Bcfe/day)	1.030	1.055
Average daily liquids production (MBbl/day)	18.0	21.0
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.15)	$(0.30)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(6.00)	$(7.00)

Expenses
Lease operating expense ($/Mcfe)	$0.21	$0.25
Taxes other than income ($/Mcfe)	$0.07	$0.09
Transportation, gathering, processing and compression ($/Mcfe)	$0.95	$1.00
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
Capital expenditures (incurred)	(in millions)
Operated D&C	~$	395
Maintenance leasehold and land	~$	35
Total base capital expenditures	~$	430

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation, expenses related to the continued administration of our prior Chapter 11 filing and costs associated with the Chief Executive Officer transition.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of July 28, 2026:

	3Q2026	4Q2026	Bal Year 2026(1)	Full Year 2027	Full Year 2028
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	430	480	455	225	90
Weighted Average Price ($/MMBtu)	$3.73	$3.77	$3.75	$3.89	$3.74

Fixed Price Collars
Volume (BBtupd)	150	150	150	117	—
Weighted Average Floor Price ($/MMBtu)	$3.61	$3.61	$3.61	$3.75	$—
Weighted Average Ceiling Price ($/MMBtu)	$4.35	$4.35	$4.35	$4.26	$—

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	80	80	80	90	30
Differential ($/MMBtu)	$(0.18)	$(0.18)	$(0.18)	$(0.20)	$(0.23)

Tetco M2 Basis
Volume (BBtupd)	170	170	170	130	40
Differential ($/MMBtu)	$(0.95)	$(0.95)	$(0.95)	$(0.82)	$(0.71)

NGPL TX OK Basis
Volume (BBtupd)	30	30	30	40	—
Differential ($/MMBtu)	$(0.30)	$(0.30)	$(0.30)	$(0.33)	$—

TGP 500 Basis
Volume (BBtupd)	20	20	20	—	—
Differential ($/MMBtu)	$0.56	$0.56	$0.56	$—	$—

Transco Station 85 Basis
Volume (BBtupd)	10	10	10	—	—
Differential ($/MMBtu)	$0.56	$0.56	$0.56	$—	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	2,000	2,000	2,000	2,250	750
Weighted Average Price ($/Bbl)	$72.19	$72.19	$72.19	$68.92	$71.43

Fixed Price Collars
Volume (Bblpd)	1,913	2,250	2,082	300	—
Weighted Average Floor Price ($/Bbl)	$62.37	$64.44	$63.49	$55.00	$—
Weighted Average Ceiling Price ($/Bbl)	$76.22	$77.62	$76.98	$68.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,250	3,250	3,250	2,000	—
Weighted Average Price ($/Bbl)	$30.98	$30.98	$30.98	$29.64	$—

(1)	July 1, 2026 - December 31, 2026.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income less non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, costs associated with the Chief Executive Officer transition, stock-based compensation expenses, other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion, amortization and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, costs associated with the Chief Executive Officer transition, stock-based compensation and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, current income tax expense (benefit), capitalized expenses incurred and capital expenditures incurred. Gulfport includes an adjusted free cash flow estimate for 2026. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2026. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended June 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025

Net Income (GAAP)	$87,102	$184,466

Adjustments:
Non-cash derivative gain	(25,838)	(116,661)
Non-recurring general and administrative expense - cash	1,543	666
Stock-based compensation expense	2,692	3,263
Other, net	155	901
Tax effect of adjustments(1)	4,646	24,469
Adjusted Net Income (Non-GAAP)	$70,300	$97,104

(1)	Income taxes were approximately 22% and 22% for the three months ended June 30, 2026 and 2025, respectively.

Adjusted Net Income: Six months ended June 30, 2026

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025

Net Income (GAAP)	$252,924	$184,002

Adjustments:
Non-cash derivative (gain) loss	(66,779)	19,997
Non-recurring general and administrative expense - cash	2,857	1,031
Stock-based compensation expense	2,888	6,303
Other, net	1,853	199
Tax effect of adjustments(1)	12,641	(6,021)
Adjusted Net Income (Non-GAAP)	$206,384	$205,511

(1)	Income taxes were approximately 21% and 22% for the six months ended June 30, 2026 and 2025, respectively.

Adjusted EBITDA: Three months ended June 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025

Net Income (GAAP)	$87,102	$184,466

Adjustments:
Interest expense	15,792	13,731
Income tax expense	24,016	51,670
DD&A and accretion	73,671	74,230
Non-cash derivative gain	(25,838)	(116,661)
Non-recurring general and administrative expenses - cash	1,543	666
Stock-based compensation expense	2,692	3,263
Other, net	155	901
Adjusted EBITDA (Non-GAAP)	$179,133	$212,266

Adjusted EBITDA: Six months ended June 30, 2026

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025

Net Income (GAAP)	$252,924	$184,002

Adjustments:
Interest expense	31,178	27,087
Income tax expense	68,699	51,494
DD&A and accretion	149,699	140,470
Non-cash derivative (gain) loss	(66,779)	19,997
Non-recurring general and administrative expenses - cash	2,857	1,031
Stock-based compensation expense	2,888	6,303
Other, net	1,853	199
Adjusted EBITDA (Non-GAAP)	$443,319	$430,583

Adjusted Free Cash Flow: Three months ended June 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025

Net cash provided by operating activity (GAAP)	$149,929	$231,403
Adjustments:
Interest expense	15,792	13,731
Non-recurring general and administrative expenses - cash	1,543	666
Current income tax (benefit) expense	(244)	274
Other, net	(1,077)	(571)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(14,611)	(29,446)
Accounts receivable - joint interest and other	4,077	3,001
Accounts payable and accrued liabilities	21,197	(10,345)
Prepaid expenses	2,526	3,545
Other assets	1	8
Total changes in operating assets and liabilities, net	$13,190	$(33,237)
Adjusted EBITDA (Non-GAAP)	$179,133	$212,266
Interest expense	(15,792)	(13,731)
Current income tax benefit (expense)	244	(274)
Capitalized expenses incurred(1)	(6,949)	(6,273)
Capital expenditures incurred(2,3,4)	(150,225)	(127,399)
Adjusted free cash flow (Non-GAAP)	$6,411	$64,589

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the three months ended June 30, 2026, includes $1.0 million and $0.6 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $40.3 million.
(4)	For the three months ended June 30, 2025, includes $2.9 million and $0.3 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $6.9 million.

Adjusted Free Cash Flow: Six months ended June 30, 2026

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025

Net cash provided by operating activity (GAAP)	$442,847	$408,683
Adjustments:
Interest expense	31,178	27,087
Non-recurring general and administrative expenses - cash	2,857	1,031
Current income tax expense	826	105
Other, net	(745)	(2,446)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(70,273)	(27,328)
Accounts receivable - joint interest and other	4,361	3,021
Accounts payable and accrued liabilities	31,204	17,329
Prepaid expenses	1,033	3,060
Other assets	31	41
Total changes in operating assets and liabilities, net	$(33,644)	$(3,877)
Adjusted EBITDA (Non-GAAP)	$443,319	$430,583
Interest expense	(31,178)	(27,087)
Current income tax expense	(826)	(105)
Capitalized expenses incurred(1)	(13,800)	(12,438)
Capital expenditures incurred(2,3,4)	(272,164)	(289,762)
Adjusted free cash flow (Non-GAAP)	$125,351	$101,191

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the six months ended June 30, 2026, includes $1.1 million and $0.7 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $79.7 million. Discretionary acreage acquisition expenditures included $39.5 million associated with the completion of the prior year’s program and $40.3 million associated with the 2026 discretionary acreage acquisition program that is targeting $140 million of acreage acquisitions through the end of the year.
(4)	For the six months ended June 30, 2025, includes $4.3 million and $1.5 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $6.9 million.

Recurring General and Administrative Expenses:

Three months ended June 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2026			Three Months Ended June 30, 2025
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$7,969	$2,692	$10,661	$7,663	$3,263	$10,926
Capitalized general and administrative expense	5,218	1,325	6,543	4,826	1,607	6,433
Non-recurring general and administrative expense	(1,543)	—	(1,543)	(666)	—	(666)
Recurring general and administrative before capitalization (Non-GAAP)	$11,644	$4,017	$15,661	$11,823	$4,870	$16,693

Recurring General and Administrative Expenses:

Six months ended June 30, 2026

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2026			Six Months Ended June 30, 2025
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$17,481	$2,888	$20,369	$13,624	$6,303	$19,927
Capitalized general and administrative expense	10,643	1,422	12,065	9,560	3,105	12,665
Non-recurring general and administrative expense(1)	(2,857)	4,507	1,650	(1,031)	—	(1,031)
Recurring general and administrative before capitalization (Non-GAAP)	$25,267	$8,817	$34,084	$22,153	$9,408	$31,561

(1)	For the six months ended June 30, 2026, non-cash includes the impact of the forfeiture of unvested restricted stock units and performance vesting restricted stock units due to the departure of the Company’s former Chief Executive Officer on March 6, 2026.